COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 14-COMMITMENTS AND CONTINGENCIES

The Bank had optional commitments of $5.3 million and $6.5 million to sell mortgage loans to investors at December 31, 2011 and 2010, respectively.

The Bank leases branch facilities and office space for periods ranging up to ten years. These leases are classified as operating leases and contain options to renew for additional periods. Rental expense was approximately $574,000 and $569,000 for the years ended December 31, 2011 and 2010, respectively.

The minimum annual rental commitments of the Bank under all non-cancelable leases with terms of one year or more at December 31, 2011 are as follows:

Year ending December 31,	2011
(in thousands)
2012	$491
2013	467
2014	397
2015	233
2016	168
Thereafter	1,081
Total	$2,837

The Company has agreements with certain key executives that provide severance pay benefits if there is a change in control of the Company. The agreements will continue in effect until terminated or not renewed by the Company or key executives. Upon a change in control, the Company will make a lump-sum payment or continue to pay the key executives' salaries per the agreements, and reimburse the executive for certain benefits for one year. The contingent liability under the agreements at December 31, 2011 was approximately $2.5 million.

From time to time, the Company and its subsidiaries are parties to routine litigation that arises in the normal course of business. In the opinion of management, the resolution of these lawsuits would not have a material adverse effect on the Company's consolidated financial position or results of operations.